UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

AYTU BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2022, Aytu BioPharma, Inc. (“Aytu” or the “Company”) entered into a Loan and Security Agreement (the “Avenue Capital Agreement”), by and among Neos Therapeutics, Inc., Neos Therapeutics Brands, LLC, Neos Therapeutics, LP, Neos Therapeutics Commercial, LLC, PharmaFab Texas, LLC (collectively, the “Neos Obligors”), Aytu Therapeutics, LLC, Innovus Pharmaceuticals, Inc., Semprae Laboratories, Inc., Novalere, Inc., Supplement Hunt, Inc., and Delta Prime Savings Club, Inc. (collectively with Aytu, the “Aytu Obligors” and, together with the Neos Obligors, the “Obligors”), as borrowers, Avenue Venture Opportunities Fund II, L.P. and Avenue Venture Opportunities Fund II, L.P., as lenders (the “Avenue Capital Lenders”), and Avenue Capital Management II, L.P., as administrative agent (the “Avenue Capital Agent”). Pursuant to the Avenue Capital Agreement, the Avenue Capital Lenders (i) provided a term loan (the “Avenue Capital Loan”) in the principal amount of $15 million, at an interest rate of the greater of prime and 3.25%, plus 7.4%, with a three-year term, consisting of 18 monthly payments of interest only followed by equal monthly payments of principal and accrued interest (with interest-only period being extended up to 36 months contingent upon the Obligors achieving certain milestones) and (ii) permitted the Avenue Capital Loan proceeds to be used towards the full repayment of the Obligors’ obligations (the “Deerfield Debt Obligations”) under that certain Facility Agreement, dated as of May 11, 2016 and as thereafter amended (the “Deerfield Facility Agreement”), by and among the Aytu Obligors, Aytu Consumer Health, Inc., the Neos Obligors and Deerfield Private Design Fund III, L.P. and Deerfield Partners, L.P., as the lenders thereunder. In connection with entering into the Avenue Capital Agreement (i) the Obligors granted a security interest in substantially all of their assets in favor of the Avenue Capital Agent on behalf of itself and the Avenue Capital Lenders in support of the repayment of the Avenue Capital Loan and related obligations, (ii) Avenue Capital Agent and Avenue Capital Lenders consent to the first priority liens granted by the Neos Obligors in favor of Eclipse Lender (as defined below) in support of the repayment of the Eclipse Loan (defined below) and (iii) the Deerfield Debt Obligations have been repaid and performed in full (other than contingent indemnification obligations that expressly survive the termination thereof). The foregoing description of the Avenue Capital Agreement is not complete and are qualified in its entirety by reference to the Avenue Capital Agreement, which Aytu intends to file with its upcoming Quarterly Report on Form 10-Q.

As consideration for entering into the Avenue Capital Agreement, Aytu issued warrants to the Avenue Capital Lenders exercisable for $1,050,000 shares of the Company’s common stock at per share exercise price equal to $1.21 (subject to adjustment) (the “Warrants”). Under the terms of the warrants, a selling shareholder may not exercise the warrants to the extent such exercise would cause such selling shareholder, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 19.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the warrants which have not been exercised. The Warrants are immediately exercisable and expire on January 31, 2027. The Warrants were issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act of 1933, as amended.

In connection with the issuance of the Warrants, Aytu entered into a Registration Rights Agreement dated January 26, 2022 providing for the registration of shares of the Company’s common stock issuable upon conversion of the Warrants issued to the Avenue Capital Lenders. The Registration Rights Agreement provides that the Company will use its best efforts to cause a registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) within 243 days of the date of the Registration Rights Agreement (or, in the event of a full review by the Securities and Exchange Commission, within 273 days) and shall and shall use its best efforts to keep such registration statement continuously effective under the Securities Act until the date that all registrable securities covered by such registration statement have been sold.

In connection with the Avenue Capital Agreement, the Obligors entered into a Consent, Waiver and Amendment No. 2 to Loan and Security Agreement, dated as of January 26, 2022 (the “Eclipse Consent, Waiver and Amendment”), by and among the Obligors, Eclipse Business Capital LLC (f/k/a Encina Business Credit, LLC), as agent, and the lenders party thereto (agent and such lenders, collectively, the “Eclipse Lender”). Pursuant to the Eclipse Consent, Waiver and Amendment, the Eclipse Lender (i) consents to the Aytu Obligors joining as obligors to the loan facility provided by the Eclipse Lender (the “Eclipse Loan”), (ii) consents to the Obligors entering into the Avenue Capital Agreement, (iii) extends the maturity date of the Eclipse Loan to January 26, 2025, (iv) removes the requirement for the Obligors to comply with the ongoing fixed charge coverage ratio financial covenant applicable to the Eclipse Loan, (v) consents to the first priority lien granted by the Aytu Obligors in favor of the Avenue Capital Agent on behalf of itself and the Avenue Capital Lenders in support of the repayment of the Avenue Capital Loan, (vi) reduces the availability under the Eclipse Loan from $25 million to $12.5 million (subject to an increase of the availability block from $1 million to $3.5 million), (vii) consents to the full repayment by the Neos Obligors of the obligations under the Deerfield Facility Agreement and (viii) makes certain other modifications to conform to the Avenue Capital Agreement and to reflect the consummation of the transactions thereof, in each case subject to the terms and conditions of the Eclipse Consent, Waiver and Amendment.

The foregoing description of the Eclipse Consent, Waiver and Amendment is not complete and is qualified in its entirety by reference to the Eclipse Consent, Waiver and Amendment, which Aytu intends to file with its upcoming Quarterly Report on Form 10-Q.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on January 31, 2022 announcing the transactions described herein, which is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1*	Press release dated January 31, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

* In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date: January 31, 2022	By:	/s/ Mark Oki
Mark Oki
Chief Financial Officer